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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Z. Jill Barclift and David Wesselink and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 with respect to an offer to exchange registered 10 1/8% Senior Notes for unregistered 10 1/8% Senior Notes due 2006 of Metris Companies Inc., and any and all amendments thereto, including a registration statement under Rule 462 and post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, each of said attorneys and agents to have the power to act with or without the other, and granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.

               SIGNATURE                                   DATE
               ---------                                   ----

By:                                               Dated:
   ----------------------------------------
   Theodore Deikel
   Chairman of the Board of Directors


By: /s/ Dudley C. Mecum                           Dated: August 31, 1999
   ----------------------------------------
   Dudley C. Mecum
   Director

By: /s/ Frank D. Trestman                         Dated: August 31, 1999
   ----------------------------------------
   Frank D. Trestman
   Director

By: /s/ Derek V. Smith                            Dated: August 31, 1999
   ----------------------------------------
   Derek V. Smith
   Director

By: /s/ Lee R. Anderson, Sr.                      Dated: August 31, 1999
   ----------------------------------------
   Lee R. Anderson, Sr.
   Director
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By: /s/ John A. Cleary                            Dated: August 31, 1999
   ----------------------------------------
   John A. Cleary
   Director


By:                                               Dated:
   ----------------------------------------
   Thomas H. Lee
   Director


By:                                               Dated:
   ----------------------------------------
   David V. Harkins
   Director


By:                                               Dated:
   ----------------------------------------
   C. Hunter Boll
   Director


By:                                               Dated:
   ----------------------------------------
   Thomas M. Hagerty
   Director

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